INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
INCOME TAXES
INCOME TAXES
Income before income taxes consisted of the following (in millions):

Year Ended December 31,	2015	2014	2013
United States	$1,801	$1,567	$2,451
International	7,804	7,758	9,026
Total	$9,605	$9,325	$11,477
Income tax expense consisted of the following for the years ended December 31, 2015, 2014 and 2013 (in millions):

	United States	State and Local	International	Total
2015
Current	$711	$69	$1,386	$2,166
Deferred	120	45	(92)	73
2014
Current	$867	$81	$1,293	$2,241
Deferred	(97)	(21)	78	(40)
2013
Current	$713	$102	$1,388	$2,203
Deferred	305	38	305	648

We made income tax payments of $2,357 million, $1,926 million and $2,162 million in 2015, 2014 and 2013, respectively.
A reconciliation of the statutory U.S. federal tax rate and our effective tax rate is as follows:

Year Ended December 31,	2015		2014		2013
Statutory U.S. federal tax rate	35.0%		35.0%		35.0%
State and local income taxes — net of federal benefit	1.2		1.0		1.0
Earnings in jurisdictions taxed at rates different from the statutory U.S. federal rate	(12.7)	[1]	(11.5)	[6,7]	(10.3)	[10,11,12]
Equity income or loss	(1.7)	[2]	(2.2)		(1.4)	[13]
Other operating charges	1.2	[3,4]	2.9	[8,9]	1.2	[14]
Other — net	0.3	[5]	(1.6)		(0.7)
Effective tax rate	23.3%		23.6%		24.8%

[1]
Includes a pretax charge of $27 million (or a 0.1 percent impact on our effective tax rate) due to the remeasurement of the net monetary assets of our local Venezuelan subsidiary into U.S. dollars using the SIMADI exchange rate. Refer to Note 1 and Note 17.

[2]
Includes a tax benefit of $5 million on a pretax charge of $87 million (or a 0.3 percent impact on our effective tax rate) related to our proportionate share of unusual or infrequent items recorded by our equity method investees. Refer to Note 17.

[3]
Includes a tax benefit of $45 million on a pretax charge of $225 million (or a 0.3 percent impact on our effective tax rate) primarily due to an impairment of a Venezuelan trademark, a write-down of receivables from our bottling partner in Venezuela, a cash contribution to The Coca-Cola Foundation and charges associated with ongoing tax litigation. Refer to Note 1 and Note 17.

[4]
Includes a tax benefit of $259 million on pretax charges of $983 million (or a 0.9 percent impact on our effective tax rate) primarily related to the Company's productivity and reinvestment program as well as other restructuring initiatives. Refer to Note 18.

[5]
Includes tax expense of $150 million on pretax income of $77 million (or a 1.3 percent impact on our effective rate) primarily due to the gain related to the Monster Transaction, offset by charges related to the refranchising of certain bottling territories in North America and charges associated with the early extinguishment of long-term debt. Refer to Note 2 and Note 17.

[6]
Includes tax expense of $6 million on a pretax net charge of $372 million (or a 1.5 percent impact on our effective tax rate) due to the remeasurement of the net monetary assets of our local Venezuelan subsidiary into U.S. dollars using the SICAD 2 exchange rate. Refer to Note 1.

[7]
Includes tax expense of $18 million (or a 0.2 percent impact on our effective tax rate) related to amounts required to be recorded for changes to our uncertain tax positions, including interest and penalties, in various international jurisdictions.

[8]
Includes tax expense of $55 million on a pretax charge of $352 million (or a 1.9 percent impact on our effective tax rate) primarily due to an impairment of a Venezuelan trademark, a write-down on receivables from our bottling partner in Venezuela, a charge associated with certain of the Company's fixed assets, and as a result of the restructuring and transition of the Company's Russian juice operations to an existing joint venture with an unconsolidated bottling partner. Refer to Note 1 and Note 17.

[9]
Includes a tax benefit of $191 million on pretax charges of $809 million (or a 1 percent impact on our effective tax rate) primarily related to the Company's productivity and reinvestment program as well as other restructuring initiatives. Refer to Note 18.

[10]
Includes a tax benefit of $26 million (or a 0.2 percent impact on our effective tax rate) related to amounts required to be recorded for changes to our uncertain tax positions, including interest and penalties, in various international jurisdictions.

[11]
Includes tax expense of $279 million on pretax net gains of $501 million (or a 0.9 percent impact on our effective tax rate) related to the deconsolidation of our Brazilian bottling operations upon their combination with an independent bottler and a loss due to the merger of four of the Company's Japanese bottling partners. Refer to Note 2 and Note 17.

[12]	Includes tax expense of $3 million (or a 0.5 percent impact on our effective tax rate) related to a charge of $149 million due to the devaluation of the Venezuelan bolivar. Refer to Note 19.

[13]
Includes a tax benefit of $8 million on a pretax charge of $159 million (or a 0.4 percent impact on our effective tax rate) related to our proportionate share of unusual or infrequent items recorded by our equity method investees. Refer to Note 17.

[14]
Includes a tax benefit of $175 million on pretax charges of $877 million (or a 1.2 percent impact on our effective tax rate) primarily related to impairment charges recorded on certain of the Company's intangible assets and charges related to the Company's productivity and reinvestment program as well as other restructuring initiatives. Refer to Note 17 and Note 18.

Our effective tax rate reflects the tax benefits of having significant operations outside the United States, which are generally taxed at rates lower than the U.S. statutory rate of 35.0 percent. As a result of employment actions and capital investments made by the Company, certain tax jurisdictions provide income tax incentive grants, including Brazil, Costa Rica, Singapore and Swaziland. The terms of these grants expire from 2016 to 2023. We anticipate that we will be able to extend or renew the grants in these locations. Tax incentive grants favorably impacted our income tax expense by $223 million, $265 million and $279 million for the years ended December 31, 2015, 2014 and 2013, respectively. In addition, our effective tax rate reflects the benefits of having significant earnings generated in investments accounted for under the equity method of accounting, which are generally taxed at rates lower than the U.S. statutory rate.
The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. U.S. tax authorities have completed their federal income tax examinations for all years prior to 2007. With respect to state and local jurisdictions and countries outside the United States, with limited exceptions, the Company and its subsidiaries are no longer subject to income tax audits for years before 2006. For U.S. federal and state tax purposes, the net operating losses and tax credit carryovers acquired in connection with our acquisition of Old CCE's North America business that were generated between the years of 1990 through 2010 are subject to adjustments until the year in which they are actually utilized is no longer subject to examination. Although the outcome of tax audits is always uncertain, the Company believes that adequate amounts of tax, including interest and penalties, have been provided for any adjustments that are expected to result from those years.
On September 17, 2015, the Company received a Notice from the IRS for the tax years 2007 through 2009, after a five-year audit. Refer to Note 11.
As of December 31, 2015, the gross amount of unrecognized tax benefits was $168 million. If the Company were to prevail on all uncertain tax positions, the net effect would be a benefit to the Company's effective tax rate of $148 million, exclusive of any benefits related to interest and penalties. The remaining $20 million, which was recorded as a deferred tax asset, primarily represents tax benefits that would be received in different tax jurisdictions in the event the Company did not prevail on all uncertain tax positions.
A reconciliation of the changes in the gross amount of unrecognized tax benefits is as follows (in millions):

Year Ended December 31,	2015	2014	2013
Beginning balance of unrecognized tax benefits	$211	$230	$302
Increase related to prior period tax positions	4	13	1
Decrease related to prior period tax positions	(9)	(2)	(7)
Increase related to current period tax positions	5	11	8
Decrease related to settlements with taxing authorities	(5)	(5)	(4)
Decrease due to lapse of the applicable statute of limitations	(23)	(32)	(59)
Increase (decrease) due to effect of foreign currency exchange rate changes	(15)	(4)	(11)
Ending balance of unrecognized tax benefits	$168	$211	$230

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in income tax expense. The Company had $111 million, $113 million and $105 million in interest and penalties related to unrecognized tax benefits accrued as of December 31, 2015, 2014 and 2013, respectively. Of these amounts, $8 million of expense and $8 million of benefit were recognized through income tax expense in 2014 and 2013, respectively. For the year ended December 31, 2015, an insignificant amount of interest and penalties were recognized through income tax expense. If the Company were to prevail on all uncertain tax positions, the reversal of this accrual would also be a benefit to the Company's effective tax rate.
It is expected that the amount of unrecognized tax benefits will change in the next 12 months; however, we do not expect the change to have a significant impact on our consolidated statements of income or consolidated balance sheets. These changes may be the result of settlements of ongoing audits, statute of limitations expiring or final settlements in transfer pricing matters that are the subject of litigation. At this time, an estimate of the range of the reasonably possible outcomes cannot be made.
As of December 31, 2015, undistributed earnings of the Company's foreign subsidiaries amounted to $31.9 billion. Those earnings are considered to be indefinitely reinvested and, accordingly, no U.S. federal and state income taxes have been provided thereon. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred U.S. income tax liability is not practicable because of the complexities associated with its hypothetical calculation; however, unrecognized foreign tax credits would be available to reduce a portion of the U.S. tax liability.
The tax effects of temporary differences and carryforwards that give rise to deferred tax assets and liabilities consist of the following (in millions):

December 31,	2015	2014
Deferred tax assets:
Property, plant and equipment	$192	$96
Trademarks and other intangible assets	68	68
Equity method investments (including foreign currency translation adjustment)	694	462
Derivative financial instruments	161	134
Other liabilities	1,056	1,082
Benefit plans	1,541	1,673
Net operating/capital loss carryforwards	413	729
Other	175	196
Gross deferred tax assets	$4,300	$4,440
Valuation allowances	(477)	(649)
Total deferred tax assets[1,2]	$3,823	$3,791
Deferred tax liabilities:
Property, plant and equipment	$(1,887)	$(2,342)
Trademarks and other intangible assets	(3,422)	(4,020)
Equity method investments (including foreign currency translation adjustment)	(1,441)	(1,038)
Derivative financial instruments	(687)	(457)
Other liabilities	(216)	(110)
Benefit plans	(367)	(487)
Other	(726)	(944)
Total deferred tax liabilities[3]	$(8,746)	$(9,398)
Net deferred tax liabilities	$(4,923)	$(5,607)

[1]	Noncurrent deferred tax assets of $360 million and $319 million were included in the line item other assets in our consolidated balance sheets as of December 31, 2015 and 2014, respectively.

[2]
Current deferred tax assets of $151 million and $160 million were included in the line item prepaid expenses and other assets in our consolidated balance sheets as of December 31, 2015 and 2014, respectively.

[3]
Current deferred tax liabilities of $743 million and $450 million were included in the line item accounts payable and accrued expenses in our consolidated balance sheets as of December 31, 2015 and 2014, respectively.

As of December 31, 2015 and 2014, we had $62 million of net deferred tax assets and $643 million of net deferred tax liabilities, respectively, located in countries outside the United States.
As of December 31, 2015, we had $4,419 million of loss carryforwards available to reduce future taxable income. Loss carryforwards of $356 million must be utilized within the next five years, and the remainder can be utilized over a period greater than five years.
An analysis of our deferred tax asset valuation allowances is as follows (in millions):

Year Ended December 31,	2015	2014	2013
Balance at beginning of year	$649	$586	$487
Additions	42	104	169
Decrease due to transfer to assets held for sale	(163)	—	—
Deductions	(51)	(41)	(70)
Balance at end of year	$477	$649	$586

The Company's deferred tax asset valuation allowances are primarily the result of uncertainties regarding the future realization of recorded tax benefits on tax loss carryforwards from operations in various jurisdictions. These valuation allowances were primarily related to deferred tax assets generated from net operating losses. Current evidence does not suggest we will realize sufficient taxable income of the appropriate character within the carryforward period to allow us to realize these deferred tax benefits. If we were to identify and implement tax planning strategies to recover these deferred tax assets or generate sufficient income of the appropriate character in these jurisdictions in the future, it could lead to the reversal of these valuation allowances and a reduction of income tax expense. The Company believes that it will generate sufficient future taxable income to realize the tax benefits related to the remaining net deferred tax assets in our consolidated balance sheets.
In 2015, the Company recognized a net decrease of $172 million in its valuation allowances. As a result of our German bottling operations meeting the criteria to be classified as held for sale, the Company was required to present the related assets and liabilities as separate line items in our consolidated balance sheets. In addition, the changes in net operating losses during the normal course of business and changes in deferred tax assets and related valuation allowances on certain equity investments also contributed to a decrease in the valuation allowances. These decreases were partially offset by an increase in the valuation allowances primarily due to the impact of currency devaluations in Venezuela on certain receivables.
In 2014, the Company recognized a net increase of $63 million in its valuation allowances. This increase was primarily due to the increase in net operating losses during the normal course of business operations and due to the remeasurement of the net monetary assets of our local Venezuelan subsidiary into U.S. dollars using the SICAD 2 exchange rate. The Company recognized a reduction in the valuation allowances primarily due to changes in deferred tax assets and related valuation allowances on certain equity investments and decreases in net operating losses during the normal course of business operations.
In 2013, the Company recognized a net increase of $99 million in its valuation allowances. This increase was primarily due to the addition of a deferred tax asset and related valuation allowance on certain equity method investments and increases in net operating losses during the normal course of business operations. In addition, the Company recognized a reduction in the valuation allowances primarily due to the reversal of a deferred tax asset and related valuation allowance on certain equity method investments.